UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 27, 2009

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Apogee Enterprises, Inc. Deferred Incentive Compensation Plan

On February 27, 2009, the Board of Directors of Apogee Enterprises, Inc. (the “Company”) approved an amendment to the Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) to eliminate “above market” interest payments for deferrals made after calendar year 2009.

Apogee Enterprises, Inc. Employee Stock Purchase Plan

On February 27, 2009, the Company’s Board of Directors approved amendments to the Apogee Enterprises, Inc. Employee Stock Purchase Plan to eliminate participation in the plan by the Company’s non-employee directors.

Apogee Enterprises, Inc. Partnership Plan

As previously disclosed, the Company’s Board of Directors eliminated the Apogee Enterprises, Inc. Partnership Plan from the Company’s executive compensation program beginning in fiscal 2006. Shares of the Company’s restricted stock previously issued pursuant to the plan will continue to vest through 2015. On February 27, 2009, the Company’s Board of Directors approved an amendment to the Apogee Enterprises, Inc. Partnership Plan to reduce the number of shares of the Company’s common stock available for issuance under the plan to the number of shares estimated to be required for the vesting of previously issued shares of restricted stock and any additional shares to be issued pursuant to the dividend reinvestment feature of the plan.

Copies of the Second Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement), the First Amendment of Apogee Enterprises, Inc. 2000 Employee Stock Purchase Plan (Amended and Restated Effective as of May 1, 2003) and the Second Amendment of Apogee Enterprises, Inc. Partnership Plan are attached to this Current Report on Form 8-K and incorporated herein by reference. The descriptions in this Current Report on Form 8-K of the plan amendments are qualified in their entirety by reference to the attached copies of the plan amendments.

Item 8.01	Other Events.

In January 2009, the Company’s Board of Directors approved changes to the cash fees paid to the Company’s non-employee directors, effective March 1, 2009, in order to simplify the compensation program by decreasing the frequency of the payments made to the Company’s non-employee directors. Commencing March 1, 2009, the Board of Directors and Board committee meeting fees were eliminated, and non-employee directors will now only receive annual retainers. The following table describes the changes to the cash compensation arrangements with the Company’s non-employee directors for the Company’s 2009 and 2010 fiscal years.

Cash Compensation	Fiscal 2009	Fiscal 2010
Annual Cash Retainers
Board Member	$28,000	$40,000
Lead Director	12,500	12,000
Audit Committee Chair	8,000	30,000
Audit Committee Member	—	15,000
Compensation Committee Chair	4,000	20,000
Compensation Committee Member	—	10,000
Nominating and Corporate Governance Committee Chair	4,000	10,000
Nominating and Corporate Governance Committee Member	—	5,000
Finance and Enterprise Risk Committee Chair	4,000	20,000
Finance and Enterprise Risk Committee Member	—	10,000

Cash Meeting Fees
Board Meetings	1,500	—
Audit Committee Meeting
Chair	2,500	—
Member	1,500	—
Compensation and Finance and Enterprise Risk Committees
Chair	2,500	—
Member	1,500	—
Nominating and Corporate Governance Committee
Chair	1,500	—
Member	1,500	—
Special Board Committee (if formed)
Member	1,500	—

In addition, the Company’s Board of Directors approved the elimination of non-employee directors as eligible participants under the Company’s medical and dental programs, effective January 1, 2010.

On February 27, 2009, to improve the Company’s compensation practices based on current best practices, the Company’s Board of Directors approved an amendment to the Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) to eliminate the Company’s 10% match on deferrals made after calendar year 2009. A copy of the First Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) is attached to this Current Report on Form 8-K and incorporated herein by reference. The description in this Current Report on Form 8-K of the plan amendment is qualified in its entirety by reference to the attached copy of the plan amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.2	First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K filed on October 15, 2008).

10.3	Second Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).*

10.4	Apogee Enterprises, Inc. 2000 Employee Stock Purchase Plan (Amended and Restated Effective as of May 1, 2003) (incorporated by reference to Exhibit 10.23 to Apogee’s Annual Report on Form 10-K for the year-ended February 28, 2004).

10.5	First Amendment of Apogee Enterprises, Inc. 2000 Employee Stock Purchase Plan (Amended and Restated Effective as of May 1, 2003).*

10.6	Apogee Enterprises, Inc. Partnership Plan (2005 Restatement) (incorporated by reference to Exhibit 10.5 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.7	First Amendment of Apogee Enterprises, Inc. Partnership Plan (2005 Restatement) (incorporated by reference to Exhibit 10.6 to Apogee’s Current Report on Form 8-K filed on October 15, 2008).

10.8	Second Amendment of Apogee Enterprises, Inc. Partnership Plan (2005 Restatement).*

10.9	Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K, filed October 17, 2006).

10.10	First Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Corporate Secretary

Date: March 4, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.2	First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K filed on October 15, 2008).

10.3	Second Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).*

10.4	Apogee Enterprises, Inc. 2000 Employee Stock Purchase Plan (Amended and Restated Effective as of May 1, 2003) (incorporated by reference to Exhibit 10.23 to Apogee’s Annual Report on Form 10-K for the year-ended February 28, 2004).

10.5	First Amendment of Apogee Enterprises, Inc. 2000 Employee Stock Purchase Plan (Amended and Restated Effective as of May 1, 2003).*

10.6	Apogee Enterprises, Inc. Partnership Plan (2005 Restatement) (incorporated by reference to Exhibit 10.5 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.7	First Amendment of Apogee Enterprises, Inc. Partnership Plan (2005 Restatement) (incorporated by reference to Exhibit 10.6 to Apogee’s Current Report on Form 8-K filed on October 15, 2008).

10.8	Second Amendment of Apogee Enterprises, Inc. Partnership Plan (2005 Restatement).*

10.9	Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K, filed October 17, 2006).

10.10	First Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement).*

*	Filed herewith